Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

INTRODUCTION

On June 2, 2014, pursuant to the terms of the Asset Purchase Agreement, dated as of June 2, 2014 (the “Asset Purchase Agreement”), by and among Repligen, Refine Technology, LLC (a limited liability company formed under the laws of the State of New Jersey) (“Refine”), the members of Refine Technology, LLC, Jerry Shevitz, Refine Technology Sales LLC (a limited liability company formed under the laws of the State of New Jersey) and Refine Technology Sales Asia PTE. LTD. (a limited private company organized in the Republic of Singapore), the Company acquired the business of Refine, including Refine’s Alternating Tangential Flow (“ATF”) System, a device used to significantly increase product yield during the fermentation step of the biologic drug manufacturing process (the “Refine Business” and the acquisition of the Refine Business, the “Refine Acquisition”). Pursuant to the Asset Purchase Agreement, Repligen purchased all of the assets related to Refine’s ATF system and assumed certain specified liabilities related to Refine’s ATF system.

The accompanying unaudited proforma condensed combined financial statements combine the historical consolidated financial statements of Repligen Corporation with the historical financial information of the Refine Business after giving effect to the acquisition of substantially all of the assets and assumption of certain liabilities of Refine Business by Repligen using the acquisition method of accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations and applying the assumptions and adjustments described in the accompanying notes.

The unaudited pro forma condensed combined statements of operations combine Repligen’s operating results for the three months and year ended March 31, 2014 and December 31, 2013, respectively, with the operating results of the Refine Business for the three months and year ended March 31, 2014 and December 31, 2013, respectively. The unaudited pro forma condensed combined balance sheet combine the balances of Repligen as of March 31, 2014 with the balances of Refine as of March 31, 2014. The unaudited pro forma condensed combined statements of operations give effect to the acquisition as if it had occurred on January 1, 2013, and the unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on March 31, 2014. The unaudited pro forma condensed combined financial information includes all material pro forma adjustments necessary for this purpose that are directly attributable to the acquisition and are factually supportable. The unaudited pro forma condensed combined financial information herein should be read in conjunction with the historical financial statements and the related notes thereto of Repligen Corporation which are presented in the Annual Report on Form 10-K for the year ended December 31, 2013, filed on March 14, 2014 (File No. 000-14656), the Quarterly Report on Form 10-Q for the three months ended March 31, 2014, filed on May 9, 2014 (File No. 000-14656), and the financial statements of Refine Technology, LLC that are presented as exhibits to this Form 8-K.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined company. No effect has been given in these pro forma financial statements for synergistic benefits that may be realized through the combination or costs that may be incurred in integrating operations.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2014

(Amounts in thousands)

	Repligen March 31, 2014 (Note 2)	Refine March 31, 2014 (Note 2)	Pro Forma Adjustments (Note 4)		Pro Forma Combined March 31, 2014
Assets
Current assets:
Cash and cash equivalents	$49,210	$2,431	$(22,031	)(a)	$27,179
			(2,431	)(l)
Marketable securities	21,551	—			21,551
Accounts receivable, net	5,037	826			5,863
Inventories, net	11,441	1,119	111	(i)	12,671
Prepaid expenses and other current assets	1,458	375	(316	)(l)	1,517

Total current assets	88,697	4,751	(24,667)		68,781
Property, plant and equipment, net	12,447	364			12,811
Long-term deferred tax asset, net	177	—			177
Long-term marketable securities	10,904	—			10,904
Intangible assets, net	5,915	—	10,700	(b)	16,615
Goodwill	994	—	13,814	(f)	14,808
Restricted cash	200	—			200
Other assets	—	15	(15	)(l)	—

Total assets	$119,334	$5,130	$(168)		$124,296

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,483	$840	$(661	)(l)	$1,662
Accrued liabilities	5,639	159	(115	)(l)	5,683
Deferred revenue	—	312	(178	)(l)	134
Deferred rent	—	21	(21	)(l)	—

Total current liabilities	7,122	1,332	(975)		7,479
Long-term liabilities	3,360	—	1,400	(d)	4,760

Total liabilities	10,482	1,332	425		12,239
Stockholders’ equity:
Accumulated deficit	(84,780)	—	(795	)(a)	(85,575)
Other stockholders’ equity	193,632	—	4,000	(m)	197,632
Members’ equity	—	3,798	(3,798	)(k)	—

Total stockholders’ equity	108,852	3,798	(593)		112,057

Total liabilities and stockholders’ equity	$119,334	$5,130	$(168)		$124,296

See accompanying notes to unaudited pro forma condensed combined financial statements which are an integral part of these financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2014

(Amounts in thousands, except per share amounts)

	Repligen Three Months ended March 31, 2014 (Note 2)	Refine Three Months ended March 31, 2014 (Note 2)	Pro Forma Adjustments (Note 4)			Pro Forma Combined Three Months ended March 31, 2014
Revenue:
Product revenue	$14,335	$1,662	$			$15,997
Royalty and other revenue	1,991	—				1,991

Total revenue	16,326	1,662				17,988
Operating expenses:
Cost of product revenue	6,335	703				7,038
Research and development	1,201	—				1,201
Selling, general and administrative	3,384	876		(160	)(g)	4,293
				193	(c)
Contingent consideration - fair value adjustments	98	—				98

Total operating expenses	11,018	1,579		33		12,630
Income from operations	5,308	83		(33)		5,358

Investment income	102	—				102
Interest expense	(14)	—				(14)
Other expense	3	—				3

Income before taxes	5,399	83		(33)		5,449
Income tax provision	1,121	—		72	(h)	1,193

Net income	$4,278	$83		$(105)		$4,256

Earnings per share:
Basic	$0.13					$0.13
Diluted	$0.13					$0.13
Weighted average shares outstanding:
Basic	31,963			215		32,178
Diluted	32,831			215		33,046

See accompanying notes to unaudited pro forma condensed combined financial statements which are an integral part of these financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(Amounts in thousands, except per share amounts)

	Repligen Year ended December 31, 2013 (Note 2)	Refine Year ended December 31, 2013 (Note 2)	Pro Forma Adjustments (Note 4)			Pro Forma Combined Year ended December 31, 2013
Revenue:
Product revenue	$47,482	$8,252	$			$55,734
Royalty and other revenue	20,687	—				20,687

Total revenue	68,169	8,252				76,421
Operating expenses:
Cost of product revenue	22,481	2,993		111	(j)	25,585
Cost of royalty and other revenue	2,682	—				2,682
Research and development	7,341	—				7,341
Selling, general and administrative	12,701	3,060		321	(g)	16,855
				773	(c)
Contingent consideration - fair value adjustments	91	—				91

Total operating expenses	45,296	6,053		1,205		52,554
Income from operations	22,873	2,199		(1,205)		23,867

Investment income	301	—				301
Interest expense	(50)	—				(50)
Other expense	(111)	—				(111)

Income before taxes	23,013	2,199		(1,205)		24,007
Income tax provision	6,921	—		287	(h)	7,284
				76	(e)

Net income	$16,092	$2,199		$(1,568)		$16,723

Earnings (loss) per share:
Basic	$.51					$.52
Diluted	$.50					$.51
Weighted average shares outstanding:
Basic	31,667			215		31,882
Diluted	32,407			215		32,622

See accompanying notes to unaudited pro forma condensed combined financial statements which are an integral part of these financial statements.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Description of the Transaction

On June 2, 2014, pursuant to the terms of the Asset Purchase Agreement, dated as of June 2, 2014 (the “Asset Purchase Agreement”), by and among Repligen, Refine Technology, LLC (a limited liability company formed under the laws of the State of New Jersey) (“Refine”), the members of Refine Technology, LLC, Jerry Shevitz, Refine Technology Sales LLC (a limited liability company formed under the laws of the State of New Jersey) and Refine Technology Sales Asia PTE. LTD. (a limited private company organized in the Republic of Singapore), the Company acquired the business of Refine, including Refine’s Alternating Tangential Flow (“ATF”) System, a device used to significantly increase product yield during the fermentation step of the biologic drug manufacturing process (the “Refine Business” and the acquisition of the Refine Business, the “Refine Acquisition”). Pursuant to the Asset Purchase Agreement, Repligen purchased all of the assets related to Refine’s ATF system and assumed certain specified liabilities related to Refine’s ATF system.

2.	Basis of Presentation

The accompanying unaudited proforma condensed combined financial statements combine the historical consolidated financial statements of Repligen Corporation with the historical financial information of the Refine Business after giving effect to the acquisition of substantially all of the assets and assumption of certain liabilities of the Refine Business by Repligen using the acquisition method of accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations and applying the assumptions and adjustments described in the accompanying notes.

The unaudited pro forma condensed combined statements of operations combine Repligen’s operating results for the three months and year ended March 31, 2014 and December 31, 2013, respectively, with the operating results of Refine Business for the three months and year ended March 31, 2014 and December 31, 2013, respectively. The unaudited pro forma condensed combined balance sheet combine the balances of Repligen as of March 31, 2014 with the balances of Refine as of March 31, 2014. The unaudited pro forma condensed combined statements of operations give effect to the acquisition as if it had occurred on January 1, 2013, and the unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on March 31, 2014. The unaudited pro forma condensed combined financial information includes all material pro forma adjustments necessary for this purpose that are directly attributable to the acquisition and are factually supportable. The unaudited pro forma condensed combined financial information herein should be read in conjunction with the historical financial statements and the related notes thereto of Repligen Corporation which are presented in the Annual Report on Form 10-K for the year ended December 31, 2013, filed on March 14, 2014 (File No. 000-14656), the Quarterly Report on Form 10-Q for the three months ended March 31, 2014, filed on May 9, 2014 (File No. 000-14656), and the financial statements of Refine Technology, LLC that are presented as exhibits to this Form 8-K.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined company. No effect has been given in these pro forma financial statements for synergistic benefits that may be realized through the combination or costs that may be incurred in integrating operations.

3.	Preliminary Estimate of Consideration Expected to be Transferred

The terms of the acquisition included an upfront cash payment of $21,235,937 which is subject to a potential adjustment upon a final determination of working capital, issuance of 215,285 of the Company’s $0.01 par value common stock valued at $4,000,000, future potential milestone payments totaling up to $10,900,000 if specific sales targets are met for the years 2014, 2015 and 2016, and future potential payments up to $7,500,000 out of any amounts that might be received in connection with the resolution, withdrawal or settlement of certain patent disputes with a third party. The $10,900,000 contingent consideration had an initial probability weighted fair value at acquisition of $1,400,000. The $7,500,000 contingent consideration had only a nominal probability weighted fair value at acquisition. In addition to the initial consideration, approximately $725,000 will be paid to Refine in monthly installments over six months under a Transition Services Agreement under which certain employees of Refine will continue to provide services to the Company in support of the Refine Business. Since these payments are contingent upon the future service they will be recognized as operating expense ratably as the services are provided.

The Company accounted for the Refine Acquisition as the purchase of a business under U.S. GAAP. Under the acquisition method of accounting, the assets of the Refine Business were recorded as of the acquisition date, at their respective fair values, and consolidated with those of Repligen. The fair value of the net assets acquired was approximately $26,635,937.

The preparation of the valuation required the use of significant assumptions and estimates. Critical estimates included, but were not limited to, future expected cash flows, including projected revenues and expenses, and the applicable discount rates. These estimates were based on assumptions that the Company believes to be reasonable. However, actual results may differ from these estimates.

The total consideration transferred follows:

Cash consideration	$21,235,937
Value of common stock issued	4,000,000
Estimated fair value of contingent consideration	1,400,000

Total consideration transferred	$26,635,937

The fair value of contingent consideration was determined based upon a probability weighted analysis of expected future milestone payments to be made to the seller. The liability for contingent consideration is included in current and long-term liabilities on the consolidated balance sheets and will be remeasured at each reporting period until the contingency is resolved.

The total purchase price has been allocated to Refine’s tangible assets, identifiable intangible assets and assumed liabilities based on a preliminary estimate of their fair values as of March 31, 2014. The excess of the purchase price over the tangible assets, identifiable intangible assets and assumed liabilities will be recorded as goodwill. The Company’s estimates and assumptions in determining the estimated fair values of certain assets and liabilities are preliminary and are subject to change. The total purchase price was allocated as follows:

Accounts receivable	$825,799
Inventory	1,230,079
Other current assets	59,081
Fixed assets	364,709
Customer relationships	6,400,000
Developed technology	2,000,000
In process research and development (“IPR&D”)	1,600,000
Trademark and trade name	700,000
Accounts payable and other liabilities assumed	(357,399)
Goodwill	13,813,668

Net assets acquired	$26,635,937

The assessment of fair value is preliminary and is based on information that was available to management at the time the condensed consolidated pro forma financial statements were prepared. Accordingly, such amounts may change. The most significant open items include the working capital adjustment, intangibles and fixed assets.

4.	Pro Forma Adjustments

This note should be read in conjunction with Notes 1, 2 and 3. Adjustments included in the proforma columns include the following:

(a)	To record the following adjustments to cash:

Cash paid relating to acquisition	$21,236
Cash paid for acquisition-related transaction costs (1)	795

Cash used from the Company’s cash and cash equivalents	$22,031

(1)	Reflects Company’s best estimate of transaction costs of $795 expected to be incurred related to the acquisition. This amount has been recorded as an adjustment to accumulated deficit.

(b)	To reflect the fair value of acquired intangibles.
(c)	To adjust amortization expense based on fair value of acquired intangible assets.
(d)	To record fair value of contingent consideration.
(e)	To record pro forma income tax expense on Refine’s income.
(f)	To record adjustment for purchase price in excess of fair value of net assets acquired to goodwill
(g)	To reflect direct acquisition costs associated with the acquisition of Refine.
(h)	To record deferred tax liability resulting from tax amortization of goodwill.
(i)	To adjust inventory to fair value.
(j)	To adjust cost of product revenue to reflect inventory adjusted to fair value.
(k)	To eliminate Refine’s historic members’ equity account.
(l)	To eliminate Refine’s assets not acquired by Repligen and liabilities not assumed by Repligen.
(m)	To record issuance of stock consideration for Refine.